THIRD AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Agreement") made this 15th day of August, 1997 by and among (i) COMARCO, INC., a California corporation (the "Borrower"), (ii) COMARCO WIRELESS TECHNOLOGIES, INC., a Delaware corporation, INTERNATIONAL BUSINESS SERVICES, INC., a District of Columbia corporation, DECISIONS AND DESIGNS, INC., a Virginia corporation and LCTI, INC., a Maryland corporation (collectively, the "Original Guarantors" and each an "Original Guarantor"), (iii) COMARCO SYSTEMS, INC. ("Comarco Systems"), a California corporation, COMARCO STAFFING, INC. (formerly known as CoSource Solutions, Inc.) ("CSI"), a California corporation, MANUFACTURING TRAINING TECHNOLOGY CENTER, INC. ("MTTCI"), a California corporation and COMARCO WIRELESS INTERNATIONAL, INC. ("CWI"), a Delaware corporation (Comarco Systems, CSI, MTTCI and CWI, together with the Original Guarantors, being individually called a "Guarantor" and collectively, the "Guarantors") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS
                                    --------
         A. The Borrower, the Original Guarantors and the Lender have entered into that certain Loan Agreement dated September 26, 1994, as amended by that certain First Amendment to Loan Agreement dated September 26, 1995, by and among the Borrower, the Original Guarantors and the Lender, as further amended by that certain Second Amendment to Loan Agreement dated August 30, 1996 by and among the Borrower, the Original Guarantors, MTTCI, CSI and the Lender (as thereafter amended from time to time, is hereafter called the "Loan Agreement").
         B. The parties hereto desire to add Comarco Systems and CWI as guarantors to the Loan Agreement, to extend the maturity date of the Loans and to modify certain covenants, all as more fully set forth in this Agreement.
         C. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.
         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Lender hereby agree as follows:

         1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all respect and that the same are incorporated herein and made a part hereof by reference.
         2. The Master Line of Credit Note. From and after the date hereto, all references in the Loan Agreement to the "Master Line of Credit Note" shall mean that certain Third Amended and Restated Master Line of Credit Note of even date herewith (the "Third Replacement Master Line of Credit Note") in the form of Exhibit B-1 attached hereto. The Third Replacement Master Line of Credit Note amends and restates in its entirety that certain Amended and Restated Master Line of Credit Note dated August 30, 1996 (the "Second Replacement Master Line of Credit Note") from the Borrower in favor of the Lender in the maximum principal amount of $8,000,000. The Borrower and the Lender agree that the execution of this Agreement is not intended and shall not cause or result in a novation with regard to the Second Replacement Master Line of Credit Note. The Third Replacement Master Line of Credit Note shall not operate as a novation of any of the sums due or owing under the Second Master Line of Credit Note or nullify, discharge, or release any sums due or owing under the Second Master Line of Credit Note or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.
         3. The Guidance Line of Credit Note. From and after the date hereto, all references in the Loan Agreement to the "Guidance Line of Credit Note" shall mean that certain Third Amended and Restated Guidance Line of Credit Note of even date herewith (the "Third Replacement Guidance Line of Credit Note") in the form of Exhibit C attached hereto. The Third Replacement Guidance Line of Credit Note amends and restates in its entirety that certain Second Amended and Restated Guidance Line of Credit Note dated August 30, 1996 (the "Second Replacement Guidance Line of Credit Note") from the Borrower in favor of the Lender in the maximum principal amount of $5,000,000. The Borrower and the Lender agree that the execution of this Agreement is not intended and shall not cause or result in an novation with regard to the Second Replacement Guidance Line of Credit Note. The Third Replacement Guidance Line of Credit Note shall not operate as a novation of any of the sums due or owing under the Second Guidance Line of Credit Note or nullify, discharge, or release any sums due or owing under the Guidance Line of Credit Note or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.
         4. Assumption of Obligations. Comarco Systems and CWI, jointly and severally, covenant, promise and agree to perform each and all of the covenants, agreements and obligations in the Loan Documents to be performed by the Original Guarantors, at the times, in the manner and in all respects as provided therein, and to be bound by each and all of the terms and provisions of the Loan Agreement as though the Loan Agreement had originally been jointly and severally made by the Borrower, the Original Guarantors, Comarco Systems and CWI. The Borrower and each of the Original Guarantors shall remain liable for the performance of each and all of the covenants, agreements and obligations in the Loan Documents to be performed by the Borrower and the Original Guarantors, as the case may be. All references in the Loan Agreement to the "Guarantor" or the "Guarantors" shall hereafter be deemed to include Comarco Systems and CWI.
         5. Conditions Precedent. This Agreement shall become effective on the date the Lender receives the following documents, each of which shall be satisfactory in form and substance to the Lender:
                  (a) The Third Replacement Master Line of Credit Note in the form of Exhibit B-1 attached hereto and incorporated herein by reference, payable to the order of the Lender in the maximum principal amount of $8,000,000;
                  (b) The Third Replacement Guidance Line of Credit Note in the form of Exhibit C attached hereto and incorporated herein by reference, payable to the order of the Lender in the maximum principal amount of $5,000,000;
                  (c) A Continuing and Unconditional in the form of Exhibit D attached hereto and incorporated herein by reference, issued and delivered by Comarco Systems and CWI in favor of the Lender;
                  (d) A Security Agreement in the form of Exhibit E attached hereto and incorporated herein by reference, from Comarco Systems and CWI in favor of the Lender;
                  (e) A Covenant Not to Encumber in the form of Exhibit F attached hereto and incorporated herein by reference, issued and delivered by Comarco Systems and CWI in favor of the Lender;
                  (f) The Lender shall have received a certificate dated as of the Closing Date by the Secretary or Assistant Secretary of Comarco Systems and CWI covering:
                       (i) true and complete copies of Comarco Systems' and CWI's corporate charter, bylaws, and all amendments thereto;
                      (ii) true and complete copies of the resolutions of Comarco Systems' and CWI's Boards of Directors authorizing (i) the execution, delivery and performance of the Loan Documents, and (ii) the guaranty of the Loans; and
                     (iii) the incumbency, authority and signatures of the officers of Comarco Systems and CWI authorized to sign this Agreement and the other Loan Documents to which Comarco Systems and CWI is a party.

                  (g) Proof that the Borrower has paid all costs and expenses to the Lender in connection with this Agreement, including but not limited to all the Lender's attorneys fees; and
                  (h) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.
         6. Replacement Exhibits. Exhibits "B-1", and "C" to the Loan Agreement are being replaced in their entirety with Exhibits "B-1" and "C" attached hereto. The Borrower shall execute and deliver to the Lender on the date hereof the Third Replacement Master Line of Credit Note and the Third Replacement Guidance Line of Credit Note in substitution for and not satisfaction of, the Second Replacement Master Line of Credit Note and the Second Replacement Guidance Line of Credit Note, and the Third Replacement Master Note and the Third Replacement Guidance Line of Credit Note shall be the "Notes" for all purposes of the Loan Documents. The notes being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Borrower promptly after the execution and delivery of the Third Replacement Master Line of Credit Note and the Third Replacement Guidance Line of Credit Note to the Lender.
         7. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.
         8. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
         9. Acknowledgments. The Borrower and the Guarantors hereby confirm to the Lender the enforceability and validity of each of the Loan Documents. In addition, the Borrower and each of the Guarantors hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrower or any of the Guarantors under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. The Borrower and each Guarantor hereby issue, remake, ratify and confirm the representations, warranties and covenants contained in the Loan Documents.
         10. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by their duly authorized representative as of the date and year first written above.

                            THE BORROWER:
                            ------------

WITNESS OR ATTEST:          COMARCO, INC.


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

                            THE GUARANTORS:

WITNESS OR ATTEST:          COMARCO WIRELESS TECHNOLOGIES, INC., a corporation
                            organized under the laws of the State of Delaware


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          INTERNATIONAL BUSINESS SERVICES, INC., a corporation
                            organized under the laws of the District of Columbia


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          DECISIONS AND DESIGNS, INC., a corporation organized
                            under the laws of the Commonwealth of Virginia


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:


WITNESS OR ATTEST:          LCTI, INC., a corporation organized under the laws
                            of the State of Maryland


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          MANUFACTURING TRAINING TECHNOLOGY CENTER, INC.,  a
                            corporation organized under the laws of the State of California


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          COMARCO SYSTEMS, INC., a corporation organized under
                            the laws of the State of California


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          COMARCO STAFFING, INC., a corporation organized
                            under the laws of the State of California


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:

WITNESS OR ATTEST:          COMARCO WIRELESS INTERNATIONAL, INC., a  corporation
                            organized under the laws of the State of Delaware


__________________________ By:_________________________________________(SEAL)
                              Name:
                              Title:


                            THE LENDER:
                            ----------

WITNESS:                    NATIONSBANK, N.A.

________________________   By:_________________________________________(SEAL)
                              Elaine T. Eaton
                              Vice President